UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 30, 2014

Wells Fargo Commercial Mortgage Trust 2014-LC18
(Exact name of Issuing Entity)

Wells Fargo Commercial Mortgage Securities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Ladder Capital Finance LLC
Wells Fargo Bank, National Association
The Royal Bank of Scotland plc
Liberty Island Group I LLC
NCB, FSB
Walker & Dunlop Commercial Property Funding I WF, LLC
(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-195164-03	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28288-1066
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On December 30, 2014, Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2014 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, NCB, FSB, as NCB master servicer and as NCB special servicer, Park Bridge Lender Services LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Wilmington Trust, National Association, as trustee, of the Wells Fargo Commercial Mortgage Trust 2014-LC18, Commercial Mortgage Pass-Through Certificates, Series 2014-LC18 (the “Certificates”).  The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class A-S, Class X-A, Class X-B, Class B, Class C and Class PEX Certificates (collectively, the “Publicly Offered Certificates”) were sold to Wells Fargo Securities, LLC, Deutsche Bank Securities Inc. and Barclays Capital Inc. as underwriters (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of December 12, 2014, between the Registrant, Wells Fargo Bank, National Association, and the Underwriters.

On December 30, 2014, the Class X-E, Class X-F, Class X-G,  Class D, Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”) were sold to Wells Fargo Securities, LLC and Barclays Capital Inc., as initial purchasers (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement, dated as of December 12, 2014, between the Registrant, Wells Fargo Bank, National Association, and the Initial Purchasers.  The Privately Offered Certificates were sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Certificates represent, in the aggregate, the entire beneficial ownership in Wells Fargo Commercial Mortgage Trust 2014-LC18, a common law trust fund formed on December 30, 2014 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The Issuing Entity’s primary assets are ninety-nine (99) commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”).  The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Registrant from Ladder Capital Finance LLC, Wells Fargo Bank, National Association, The Royal Bank of Scotland plc, Liberty Island Group I LLC, NCB, FSB and Walker & Dunlop Commercial Property Funding I WF, LLC.

In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

5.1	Legality Opinion of Sidley Austin LLP, December 30, 2014.

8.1	Tax Opinion of Sidley Austin LLP, dated December 30, 2014 (included as part of Exhibit 5.1).

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Anthony Sfarra
Name: Anthony Sfarra Title: President

Dated:  December 30, 2014

Exhibit Index

Exhibit No.                           Description

5.1	Legality Opinion of Sidley Austin LLP, December 30, 2014.

8.1	Tax Opinion of Sidley Austin LLP, dated December 30, 2014 (included as part of Exhibit 5.1).

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).